EXHIBIT 10 (g)
                                 --------------
                                    FORM 10-K
                                    ---------
                                DECEMBER 31, 1996
                                -----------------

                          UNITED STATES DISTRICT COURT
                          NORTHERN DISTRICT OF GEORGIA
                                ATLANTA DIVISION


AUTOMOBILE PROTECTION CORPORATION,          )
                                            )
            Plaintiff,                      )
                                            )      CIVIL ACTION NO.
      v.                                    )
                                            )      -----------------
EVEREST REINSURANCE COMPANY,                )
                                            )
                        Defendant.          )
                                            )


                                  COMPLAINT


      Plaintiff Automobile Protection Corporation ("APCO") brings this Complaint for damages and declaratory relief pursuant to 28 U.S.C.  ss.ss.  1332(a)(1) and

2201 against defendant, Everest Reinsurance Company. Plaintiff seeks damages for defendant's  breach  of its  obligation  to pay  Losses  covered  under  certain

Assumption of Liability  Endorsements  ("ALEs")  issued by or due from defendant and a declaration  of  defendant's  obligation to continue to pay such Losses as they are incurred.
                         PARTIES, JURISDICTION AND VENUE
                         -------------------------------

                                       1.

      Plaintiff APCO is a corporation  organized  under the laws of the State of

Georgia,  whose  principal  place of  business  is in  Atlanta,  DeKalb  County,

Georgia.
                                       2.

      Defendant Everest Reinsurance Company, which until April 2, 1996 was known as  Prudential  Reinsurance  Company  (collectively  "Pru Re"), is a reinsurance company and, upon information and belief,  is a corporation  organized under the laws of the state of Delaware,  whose principal place of business is Newark, New

Jersey.
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

                                       3.

      Pru Re is and for many years has been licensed as an insurance  company by the State of Georgia and conducts  the business of insurance in Georgia.  Pru Re is also and for many years has been registered to do business in Georgia.

                                       4.

      Pru Re has appointed  Rachel  Searcy,  66 Luckie Street,  Atlanta,  Fulton

County, Georgia 30303, as its registered agent on whom all process of law may be served in any action.
                                       5.

      This court has  jurisdiction  over this matter  pursuant to 28 U.S.C.  ss.

1332(a)(1),  because the matter in controversy exceeds Fifty Thousand and No/100

Dollars  ($50,000.00),  exclusive of interest and costs, and is between citizens of different states.
                                       6.

      Venue is proper in this district pursuant to 28 U.S.C. ss. 1391(a).

                               FACTUAL ALLEGATIONS
                               -------------------

                                       7.

      APCO's business  (hereinafter referred to as "the APCO programs") consists of acting as a marketer and administrator of extended warranty and/or mechanical breakdown vehicle service contracts (collectively "VSCs").

                                       8.

      Each APCO  program  dealer  engages  APCO to service its VSCs and appoints

APCO as its  agent to  secure  and  maintain  insurance  insuring  the  dealer's obligations under the VSCs.

                                       9.

      On August 1, 1991, the primary  insurance of the APCO program was moved to

National Colonial  Insurance  Company  ("NCIC"),  an insurance company organized under the laws of the State of Kansas with administrative offices in Ridgefield,

New Jersey. NCIC is now in liquidation.

                                       10.

      The NCIC coverage was, in turn, reinsured by Pru Re pursuant to a Variable

Quota Share Reinsurance  Agreement for Private Passenger  Automobile  Liability,







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

Automobile  Physical Damage,  Excess  Mechanical  Breakdown and Related Business

(the  "Reinsurance  Treaty"),  covering  NCIC's  entire book of vehicle  service contract insurance.

                                       11.

      Because APCO and many of the APCO  program  dealers did not regard NCIC as sufficiently  sound  financially to accept NCIC coverage alone, APCO insisted on the issuance of Assumption of Liability Endorsements ("ALEs") by Pru Re.

                                       12.

      In essence,  the ALEs are endorsements to the NCIC insurance  policies and separate  agreements by Pru Re, that, if NCIC became insolvent or bankrupt,  Pru

Re would become  directly  liable to APCO, APCO program dealers or their service contract  holders as the loss payees under the ALEs for losses covered under the

APCO VSCs. The ALEs provide in pertinent part as follows:

            In the event the Company [NCIC] and DSN [NCIC's parent corporation] are declared insolvent and/or bankrupt by courts of competent jurisdiction and, as a result thereof, are unable to pay a loss from a peril covered by the above cited [NCIC] policy, and in the event the Trust Fund is also unable to pay such loss, the Reinsurer [Pru Re] will immediately become liable to the Loss Payee for the Loss Payee's loss and will make payment directly to the Loss Payee, as its interest may appear, subject to the terms and conditions of the above cited policy and provided this Endorsement and the policy were in effect prior to the time said loss occurred.

                                       13.

      On July 16, 1993, the District Court of Shawnee County, Kansas, entered an

Agreed Order for Liquidation With a Finding of Insolvency  ("Liquidation Order")

finding NCIC to be insolvent  and granting the petition of the  Commissioner  of

Insurance of the State of Kansas to liquidate NCIC pursuant to the provisions of

Kan. Stat. Ann ss. 40-3605 et seq.

                                       14.

      On July 8, 1994,  DSN filed for bankruptcy  protection  under Chapter 7 of the bankruptcy code.
                                       15.

      As a result of NCIC's  liquidation  and DSN's  bankruptcy,  they have been unable to pay  claims  under APCO VSCs  insured by NCIC and the Pru Re ALEs.  In addition,  by letter dated May 30,  1996,  APCO was informed by the trustee that the APCO Trust Fund holding the primary  reserves under the APCO program was now exhausted and unable to pay further claims. Accordingly,  pursuant to the Pru Re

ALEs, Pru Re became liable  "immediately" to pay the claims,  which have to date exceeded One Hundred Thirty Thousand and No/100 Dollars  ($130,000.00) and which are  actuarially  predicted to exceed Five Hundred  Thousand and No/100  Dollars

($500,000.00),  directly  to APCO or into the APCO Trust Fund for the benefit of the APCO program  dealers and service  contract  holders who are the loss payees under the ALEs.

                                       16.

      By letter  dated  January  29,  1996,  APCO  requested  that Pru Re either establish  a claims  imprest  account  or make  arrangements  to  replenish  the existing APCO Trust Fund in amounts sufficient to pay all valid claims under the

APCO service  contracts.  To date, Pru Re has not honored this request or any of its obligations under the ALEs.

                                       17.

      In direct  contradiction  to the  express  terms of the  ALEs,  Pru Re has asserted that the purported cancellation of NCIC policies by the NCIC liquidator has cancelled its  obligations  under the ALEs, even though the ALEs were issued for the specific purpose of providing protection to APCO and its dealers if NCIC were to become insolvent.

                                       18.

      Pru Re has also  alleged  that some ALEs were never  officially  issued to

APCO or its  dealers.  However,  APCO  consented to the  conversion  to NCIC and

marketed  the   conversion   to  its  dealers   based   primarily  on  Pru  Re's

representations through NCIC that it had the necessary ALEs.

                                       19.

      NCIC had actual,  implied and apparent  authority to issue the ALEs,  with effective  dates of August 1, 1991,  directly to properly  enrolled APCO program dealers  insured by NCIC.  Moreover,  by letter dated  February 23, 1990, Pru Re confirmed to NCIC the  consummation  of a  reinsurance  agreement  covering "all aspects of the  automobile  warranty  business now being  undertaken by National

Colonial and provided to them by DSN Dealer Service Network, Inc."

                                       20.

      By letter dated June 4, 1991,  NCIC advised APCO that Pru Re had agreed to provide ALEs to all of those APCO program  dealers insured by NCIC who requested one.
                                       35

                                       21.

      By letter dated July 12, 1991,  APCO  informed NCIC that each APCO program dealer insured by NCIC required an ALE from Pru Re.

                                       22.

      By letter  dated  July 17,  1991,  NCIC  again  confirmed  that  "National

Colonial  has been  authorized  and  empowered by  Prudential  Re to issue these

Endorsements to Dealers properly  enrolled in the APCO Service Contract Programs and insured by National Colonial."

                                       23.

      By letter dated July 26,  1991,  DSN  reiterated  to APCO that "Pru Re has agreed to issue Assumption of Liability ("cut-through")  Endorsements to dealers that you service."

                                       24.

      NCIC  had  actual,   implied  and   apparent   authority   to  make  these

representations and promises on behalf of Pru Re.

                                       25.

      Pru Re ratified NCIC's actions and representations.

                                       26.

      NCIC later  represented  that due to a delay in printing the final version of the ALEs, it was unable to deliver all of the ALEs to APCO program dealers by

August 1, 1991,  the date of the  conversion  to NCIC. By letter dated August 6,

1991,  NCIC  promised  that this delay would "not in any material way  adversely impact the continued  underwriting  of National  Colonial and Pru Re of the APCO service  contract  program" and that "[o]nce the ALEs have been  delivered  they will be executed  retroactive with the inception date of the attendant  National

Colonial Insurance Company documentation."

                                       27.

      Pru Re is therefore  liable as if all ALEs had been  formally  issued with

August 1, 1991 effective dates.
                                       28.

      Pru Re has also alleged that APCO's only remedy is a complaint in the NCIC liquidation.

                                       29.

      NCIC and DSN have not been named as defendants  to this action  because of their respective  insolvency and bankruptcy and, more importantly,  because they are neither necessary nor appropriate  parties.  The very purpose of the ALEs is to ensure  prompt,  direct  payment  by Pru Re to loss  payees in the event that

NCIC, DSN, and the Trust Fund are unable to pay losses under VSCs covered by the

ALEs.
                                       30.

      The ALEs expressly  provide that Pru Re's  obligations  thereunder were to become due immediately upon the insolvency and/or bankruptcy of NCIC and DSN and the depletion of the Trust Fund.

                                       31.

      To date, Pru Re has refused to honor its obligations under the ALEs on the erroneous  grounds  that it is barred by the  Liquidation  Order from making any payments to APCO. Specifically,  Pru Re relies on Paragraph C of the Liquidation

Order,  which provides that "all reinsurance  companies  involved with [NCIC] be and are restrained from making any settlements with any claimant or policyholder of [NCIC] or any other person other than the petitioner as Liquidator . . . ."

                                       32.

      On information and belief, at the time Pru Re issued the ALEs,  provisions such as paragraph C of the Liquidation Order were common provisions in insurance company liquidation orders.

                                       33.

      On information and belief,  when Pru Re issued the ALEs, it either knew or recklessly  disregarded  the fact  that  such  injunctions  were  common  in the liquidation of insolvent insurance companies.

                                       34.

      On information and belief, Pru Re also knew or recklessly  disregarded the fact  that it  would  eventually  assert  such an  injunction  as a  barrier  to performance of its obligations under the ALEs and,  therefore,  that its promise to perform its obligations under the ALEs upon NCIC's insolvency were false when made.
                                       35.

      Nevertheless, Pru Re made these false promises and failed to disclose this alleged  barrier to its  performance of the ALEs in order to induce APCO and its dealers to convert the APCO program to coverage under NCIC and Pru Re.

                                       36.

      APCO and its  dealers  reasonably  relied on Pru Re's false  promises  and failure to  disclose  this  alleged  barrier to its  performance  of the ALEs by converting the APCO program to coverage under NCIC and Pru Re.

                                       37.

      Pru Re's actions constitute fraudulent conduct.

                                       38.

      Pru Re has  refused in bad faith to pay losses  covered by the Pru Re ALEs and NCIC policies for more than sixty (60) days after demand for such payment by the holders of the ALEs and NCIC policies.

                                       39.

      Pru Re has acted in bad  faith,  has been  stubbornly  litigious,  and has caused plaintiff unnecessary trouble and expense.

                                       40.

      As a result of Pru Re's refusal to honor its  obligations  under the ALEs,

in order to  preserve  its  business  and  reputation,  APCO has been  forced to advance funds to pay losses under VSCs covered by the Pru Re ALEs.

                                       41.

      To date,  those  Losses  exceed One  Hundred  Thirty  Thousand  and No/100

Dollars ($130,000.00).

                                       42.

      Total Losses  payable  under the ALEs are predicted to exceed Five Hundred

Thousand and No/100 Dollars ($500,000.00).

                                CAUSES OF ACTION
                                ----------------

                                    COUNT ONE
                                    ---------

                               BREACH OF CONTRACT
                               ------------------

                                       43.

      The allegations  contained in paragraphs 1 - 34 are incorporated  herein by reference.

                                       44.

      As a result of NCIC's insolvency,  DSN's bankruptcy,  and the depletion of the APCO Trust Fund, Pru Re in March 1996 became  directly liable under the ALEs to APCO and covered  APCO dealers and service  contract  holders for all covered

Losses.

                                       45.

      As a result of Pru Re's failure and refusal to pay these Losses covered by the ALEs,  APCO has been  damaged in an amount that to date  exceeds One Hundred

Thirty  Thousand and No/100  Dollars  ($130,000.00),  plus  interest,  costs and attorney's  fees,  and is predicted  to exceed Five Hundred  Thousand and No/100

Dollars ($500,000.00).

                                    COUNT TWO
                                    ---------

                             INNOCENT, NEGLIGENT AND
                             -----------------------

                          FRAUDULENT MISREPRESENTATION
                          ----------------------------

                                       46.

      The allegations  contained in paragraphs 1 - 37 are incorporated  herein by reference.
                                       47.

      Pru Re authorized NCIC,  acting as its agent, to make the  representations to APCO and APCO program dealers  described above.  Alternatively,  including by accepting and retaining APCO's premiums, Pru Re ratified these representations.

                                       48.

      NCIC's  representations  on behalf of Pru Re were intended to induce,  and did induce, detrimental reliance by APCO and its dealers.

                                       49.

      At the time Pru Re and NCIC made  these  representations,  Pru Re and NCIC knew or recklessly disregarded the fact that they were false.

                                       50.

      As a result,  APCO has been  damaged in an amount that to date exceeds One

Hundred Thirty Thousand and No/100 Dollars ($130,000.00),  plus interest,  costs and attorney's fees, and is predicted to exceed Five Hundred Thousand and No/100

Dollars ($500,000.00).

                                   COUNT THREE
                                   -----------

                               PROMISSORY ESTOPPEL
                               -------------------

                                       51.

      The allegations  contained in paragraphs 1 - 42 are incorporated  herein by reference.
                                       52.

      As a result of Pru Re's promises,  on which Pru Re reasonably  should have expected APCO and its program dealers to rely and on which they did rely, Pru Re should be estopped to deny its  liability to APCO and its dealers for all losses that would have been covered by the ALEs,  including the promised ALEs that were never formally issued.

                                       53.

      Accordingly,  Pru Re is liable to APCO and its dealers for losses incurred under the promised but unissued  ALEs,  which Pru Re is estopped to deny,  in an amount to be determined at trial.

                                   COUNT FOUR
                                   ----------

                                      FRAUD
                                      -----

                                       54.

      The allegations  contained in paragraphs 1 - 50 are incorporated  herein by reference.

                                       55.

      As a result of Pru Re's fraud,  APCO and its  program  dealers and service contract  holders have incurred  unpaid losses that should have been paid by Pru

Re under the ALEs.  In order to preserve its business and  reputation,  APCO has been forced to cover these Losses.

                                       56.

      Pru Re's  fraud has  damaged  APCO and its  program  dealers  and  service contract holders in an amount to be determined at trial.

                                   COUNT FIVE
                                   ----------

                          NEW JERSEY CONSUMER FRAUD ACT
                          -----------------------------

                                       57.

      The allegations  contained in paragraphs 1 - 60 are incorporated  herein by reference.
                                       40

                                       58.

      Pursuant to N.J. Stat.  Ann. ss. 56:8-2,  "[t]he act, use or employment by any person of any unconscionable commercial practice,  deception, fraud, false pretense,  false  promise,  misrepresentation,  or the  knowing,  concealment,

suppression,  or  omission of any  material  fact with intent that others rely upon such  concealment,  suppression or omission,  in connection with the sale or  advertisement  of any  merchandise or real estate,  or with the subsequent performance  of such  person as  aforesaid,  whether  or not any person has in fact been misled,  deceived or damaged thereby,  is declared to be an unlawful practice; . . . ."
                                       59.

      Pru  Re  authorized   NCIC,   acting  as  Pru  Re's  agent,  to  make  the

representations set forth above.
                                       60.

      The  misrepresentations  of Pru Re and  its  agent  NCIC  constitute  an unlawful practice under N.J. Stat. Ann. ss. 56:8-2.

                                       61.

      In addition,  Pru Re's actions, in connection with the conversion of the

APCO  program to coverage  under NCIC and Pru Re, of  promising to perform its obligations  under the ALEs immediately upon NCIC's insolvency when it knew or recklessly  disregarded  the  fact  that  it  would  in fact  assert  standard injunctions  in  the  Liquidation  Order  as a  barrier  to  such  performance constitute an unlawful practice under N.J. Stat. Ann. ss. 56:8-2.

                                       62.

      As a result of Pru Re's unlawful practices,  APCO and APCO program dealers and  service  contract  holders  have  incurred  unpaid  losses  that would have otherwise  been covered by Pru Re ALEs. In order to preserve its business,  APCO has been forced to advance funds to pay these losses.

                                       63.

      As a result of Pru Re's unlawful practices, APCO and its dealers have been damaged in an amount to be determined at trial.

                                    COUNT SIX
                                    ---------

                                   REFORMATION
                                   -----------

                                       64.

      The allegations  contained in paragraphs 1 - 67 are incorporated  herein by reference.
                                       41

                                       65.

      Pru  Re  authorized   NCIC,   acting  as  Pru  Re's  agent,  to  make  the

representations and promises set forth above.

                                       66.

      In reliance on these  representations and promises by Pru Re's agent, APCO converted the APCO program to coverage  under NCIC and Pru Re and persuaded many

APCO program dealers to continue with the APCO program despite this conversion.

                                       67.

      Contrary  to these  representations,  some of the ALEs  that  were  issued indicated effective dates subsequent to August 1, 1991.

                                       68.

      As a result,  APCO is entitled to a reformation  of those ALEs issued with effective  dates later than August 1, 1991 to reflect  effective dates of August

1, 1991.
                                   COUNT SEVEN
                                   -----------

                              DECLARATORY JUDGMENT
                              --------------------

                                       69.

      The allegations  contained in paragraphs 1 - 72 are incorporated  herein by reference.
                                       70.

      An  actual  controversy  exists  between  APCO and Pru Re  about  Pru Re's obligation under the ALEs to pay Losses.

                                       71.

      As a result of the foregoing,  APCO is entitled to a declaration  that Pru

Re must  "immediately"  pay directly to APCO or into the APCO Trust Fund for the benefit of APCO's dealers or service contract holders,  as the loss payees under

ALEs  issued by or due from Pru Re, all Losses  arising  under VSCs sold by APCO dealers while insured by NCIC.

                              PRAYER FOR RELIEF

      WHEREFORE, Plaintiff prays that the Court grant the following relief:

      (1)   A declaration  that  defendant Pru Re is liable to pay directly to

APCO or into the APCO  Trust Fund for the  benefit of APCO's  dealers or service contract holders, as the loss payees under ALEs issued by or due from defendant,

all losses arising under VSCs sold by APCO and its program dealers while insured by NCIC;

      (2)   Compensatory damages in an amount to be determined;

      (3)   Additional  Damages  in the amount of  twenty-five  percent of Pru

Re's  liability  for  accrued  losses  under the ALEs as  provided by O.C.G.A.

ss. 33-4-6 (1992);

      (4)   Exemplary damages;

      (5)   Treble damages as provided by N.J. Stat. Ann ss. 56:8-19 (1989);

      (6)   Reasonable   attorney's   fees  and  costs  pursuant  to  O.C.G.A.

ss. 33-4-6 (1992), N.J. Stat. Ann ss. 56:8-19 (1989) and other applicable law;

      (7)   Prejudgment interest;

      (8)   Such other,  additional and further relief as the Court deems just and appropriate.

      Respectfully submitted this 12th day of September, 1996.


                                        -------------------------------
                                        Caroline W. Spangenberg
                                        Georgia Bar No. 669055
                                        Attorney for Plaintiff

                                        KILPATRICK & CODY, L.L.P.
                                        Suite 2800
                                        1100 Peachtree Street
                                        Atlanta, Georgia  30309-4530
                                        (404) 815-6500










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